THE PROCTER & GAMBLE COMPANY
NEWS RELEASE                                        One P&G Plaza
------------                                        Cincinnati, OH 45202


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


                     P&G ANNOUNCES BUSINESS UNIT REALIGNMENT
                     ---------------------------------------

                       CHANGES DESIGNED TO FURTHER GROWTH


         CINCINNATI, May 19, 2004 - The Procter & Gamble Company (NYSE:PG) today announced some business unit realignments and associated management changes designed to streamline business operations and support the company for further growth. These changes affect organization alignment only and will not result in any special charges.

  RETIREMENTS:

         Five senior officers have announced their intention to retire:

      o Steven N. David, 55, chief information officer and business to business officer will retire on January 2, 2005 after more than 34 years of service. Until that time, David will continue to be the global business to business officer.

      o Michael J. Griffith, 47, president-global beverages will retire on January 2, 2005 after more than 23 years of service.

      o Mark D. Ketchum, 54, president-global baby & family care, will retire on November 1, 2004 after more than 33 years of service.

      o Jorge P. Montoya, 57, president-global snacks & beverages and Latin America, will retire on October 1, 2004 after more than 33 years of service.

      o Martin J. Nuechtern, 50, president-global hair care, will retire on June 30, 2005 after more than 26 years of service.

         "The company owes these leaders a great debt of gratitude," said A G Lafley, P&G's chairman, president and chief executive. "They have made lasting contributions to accelerating P&G's growth and building strong organizations." MANAGEMENT CHANGES AND BUSINESS UNIT REALIGNMENTS:

         The company will realign its business units effective July 1. The new units are: global beauty care; global health, baby and family care; and, global household care. With the retirement of several officers over the next six to twelve months, the company decided to make these changes now to ensure a smooth transition.

         Concurrent with these changes, the company announced that the new global business units and the company's global operations will each be headed by a vice chairman. Effective July 1, the vice chairman and their respective business units are:

      o Bruce L. Byrnes, 56, currently vice chairman of the board and president-global beauty & feminine care and global health care, will become vice chairman of the board and global household care.

      o R. Kerry Clark, 52, currently vice chairman of the board and president-global market development and business operations, will become vice chairman of the board and global health, baby & family care.

      o Susan E. Arnold, 50, currently president-global personal beauty care and global feminine care, will become vice chairman global beauty care.

      o Robert A. McDonald, 50, currently president-global fabric & home care, will become vice chairman global operations.

         Arnold's and McDonald's new vice chairman responsibilities will focus on business operations and do not include serving on the company's board of directors.

         Additionally, the company is creating a new group president position to recognize the scope of these business responsibilities effective July 1.

      o Werner Geissler, 51, currently president-Northeast Asia, will become group president-Central & Eastern Europe, Middle East and Africa.

      o Dimitri Panayotopoulos, 52, currently president-Central & Eastern Europe, Middle East and Africa, will become group president-global fabric care.

      o Paul Polman, 47, currently president-Western Europe, will become group president-western Europe.

      o Robert A. Steele, 48, currently president-North America, will become group president-North America.

         In line with these changes, the following executives were elected to new positions, effective July 1:

      o Ravi Chaturvedi, 44, currently vice president-Greater China health & beauty care, will become president-Northeast Asia.

      o Christopher de Lapuente, 41, currently vice president-United Kingdom & Ireland, will become president-global hair care.

      o Jorge A. Uribe, 47, currently vice president-customer business development and marketing, Latin America, will become president-Latin America.

      o Fillippo Passerini, 46, currently global business services officer, will become chief information and global services officer.

         Lafley said, "I am privileged to lead one of the most talented senior management groups in the history of the company. While some key managers are taking on new responsibilities, our strategies and structure are unchanged and we're maintaining significant continuity of leadership to drive further growth."


ABOUT PROCTER & GAMBLE

         Two billion times a day, P&G brands touch the lives of people around the world. The company has one of the largest and strongest portfolios of trusted, quality brands, including Pampers(R), Tide(R), Ariel(R), Always(R), Whisper(R), Pantene(R), Bounty(R), Pringles(R), Folgers(R), Charmin(R), Downy(R), Lenor(R), Iams(R), Crest(R), Actonel(R), Olay(R) and Clairol Nice `n Easy(R). The P&G community consists of nearly 98,000 employees working in almost 80 countries worldwide. Please visit www.pg.com for the latest news and in-depth information about P&G and its brands.

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P&G MEDIA CONTACTS:
------------------
Corporate Media Center  +1-866-PROCTER (+1-866-776-2837)




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                                PROCTER & GAMBLE ORGANIZATION REALIGNMENT, EFFECTIVE JULY 1, 2004
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
THE PROCTER & GAMBLE COMPANY                                     A.G. Lafley, Chairman, Chief Executive Officer

BEAUTY CARE                                                      *Susan Arnold, Vice Chairman
-----------
  Hair Care                                                      Chris de Lapuente, President
  Hair Color & Color Cosmetics                                   Marc Pritchard, President
  Skin Care, Prestiege Beauty & Personal Cleansing               Paolo de Cesare, President
  Feminine Care, Antiperspirants & Deodorants, Old Spice         Martin Riant, President
  Global Professional Hair & Cosmopolitan Cosmetics              *Heiner Gurtler, President

HEALTH, BABY & FAMILY CARE                                       *Kerry Clark, Vice Chairman of the Board
--------------------------
  Oral Care                                                      Michael Kehoe, President
  Personal Health Care                                           Mary Lynn Ferguson-McHugh, Vice President
  Pharmaceuticals                                                Mark Collar, President
  Pet Health & Nutrition                                         Jeff Ansell, President
  Baby Care                                                      Deb Henretta, President
  Family Care                                                    Charlie Pierce, President

HOUSEHOLD CARE                                                   *Bruce Byrnes, Vice Chairman of the Board
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  Fabric Care                                                    Dimitri Panayotopoulos, Group President
  Home Care                                                      Jorge Mesquita, President
  Snacks                                                         Fabrizio Freda, President
  Coffee                                                         Doug McGraw, Vice President
  Commercial Products                                            Malcolm Brookes, Vice President
  Human Resources, Global Household Care                         Dick Pease, Senior Vice President
  Research & Development, Global Fabric & Home Care              Nabil Sakkab, Senior Vice President

GLOBAL OPERATIONS                                                *Bob McDonald, Vice Chairman
-----------------
  North America MDO                                              Rob Steele, Group President
  Western Europe MDO                                             Paul Polman, Group President
  Central & Eastern Europe, Middle East, Africa MDO              Werner Geissler, Group President
  Latin America MDO                                              Jorge Uribe, President
  Northeast Asia MDO                                             Ravi Chaturvedi, President
  Greater China MDO                                              Laurent Philippe, President
  ASEAN, Australasia, India MDO                                  Chip Bergh, President

FUNCTIONAL OFFICERS
-------------------
  Chief Financial Officer                                        *Clayt Daley
  Chief Technology Officer                                       *Gil Cloyd
  Chief Marketing Officer                                        *Jim Stengel
  Global Product Supply Officer                                  *Keith Harrison
  Global Customer Business Development Officer                   *Mariano Martin
  Global Human Resources Officer                                 *Dick Antoine
  Chief Legal Officer, Secretary                                 *Jim Johnson
  Chief Information and Global Services Officer                  Fillippo Passerini
  Chief External Relations Officer                               *Charlotte Otto
  Treasurer                                                      John Goodwin
  Comptroller                                                    John Jensen
  Design - Innovation and Strategy                               *Claudia Kotchka
  Global Consumer & Market Knowledge                             *Kim Dedeker


                                                                 * Reports to A.G. Lafley, President Chairman and Chief Executive
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